UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 14, 2014

Auxilium Pharmaceuticals, Inc.

(Exact Name of Registrant Specified in Charter)

Delaware	000-50855	23-3016883
(State or Other	(Commission File	(I.R.S. Employer
Jurisdiction of	Number)	Identification No.)
Incorporation)

640 Lee Road
Chesterbrook, PA	19087
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (484) 321-5900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                           Regulation FD Disclosure.

On April 14, 2014, Auxilium Pharmaceuticals, Inc. (NASDAQ: AUXL) and Swedish Orphan Biovitrum AB (publ) (Sobi) announced that encore data were presented from multiple clinical trials evaluating the use of XIAFLEX®/ Xiapex® (collagenase clostridium histolyticum or CCH) in adult patients with Peyronie’s disease (PD). These data were presented at the 29th Annual European Association of Urology (EAU) Congress being held April 11 — 15, 2014 in Stockholm, Sweden.

The foregoing is qualified in its entirety by the text of the joint press release attached as Exhibit 99.1 hereto and incorporated herein by reference.  All readers are encouraged to read the entire text of the joint press release attached hereto.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits.

99.1	Joint Press Release, dated April 14, 2014, issued by Auxilium Pharmaceuticals, Inc. and Swedish Orphan Biovitrum AB

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

AUXILIUM PHARMACEUTICALS, INC.

Date: April 14, 2014	By:	/s/ Andrew I. Koven

Andrew I. Koven
Chief Administrative Officer and General Counsel

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Joint Press Release, dated April 14, 2014, issued by Auxilium Pharmaceuticals, Inc. and Swedish Orphan Biovitrum AB